UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2005


                             Roaming Messenger, Inc.
                   -----------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                             ----------------------
                 (State or other jurisdiction of incorporation)


          0-13215                                        30-0050402
---------------------------                          -------------------
(Commission File Number)                              (I.R.S. Employer
                                                      Identification No.)

            50 Castilian Dr. Suite A, Santa Barbara, California 93117
                ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 683-7626

--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Total number of pages in this document: 4

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS............................1

         Item 1.01.   Entry into a Material Definitive Agreement.............1

SECTION 2.   FINANCIAL INFORMATION...........................................1

SECTION 3.   SECURITIES AND TRADING MARKETS..................................1

         Item 3.02.   Unregistered Sales of Equity Securities................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL
             STATEMENTS......................................................1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT.............................1

SECTION 6.   [RESERVED]......................................................1

SECTION 7.   REGULATION FD...................................................2

SECTION 8.   OTHER EVENTS....................................................2

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ..............................2

SIGNATURES...................................................................2


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SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.01.  Entry into a Material Definitive Agreement.

         On or about March 28, 2005, Roaming Messenger, Inc., a Nevada corporation ("RMI") entered into a Securities Purchase Agreement, Periodic Investment Agreement, and Registration Rights Agreement (collectively, the "Agreement") with Wings Fund, Inc. pursuant to which Wings Fund, Inc. agreed to purchase up to $3,500,000 worth of the common stock of RMI (the "Common Stock"). At the closing on March 28, 2005 (the "Closing Date"), Wings Fund, Inc. purchased 5,000,000 shares of Common Stock for a purchase price of $500,000. The remaining $3,000,000 will be funded by Wings Fund, Inc. at RMI's discretion in monthly increments of up to $250,000 (the "Monthly Purchases") within twelve months after a Registration Statement on Form SB-2 or other appropriate form (the "Registration Statement") covering the Common Stock purchased and to be purchased by Wings Fund, Inc. pursuant to the Agreement is declared effective by the Securities and Exchange Commission. The price per share of the Common Stock for the Monthly Purchases will be 60% of the volume weighted average price ("VWAP") of the Common Stock as quoted by Bloomberg, LP over the twenty (20) trading days prior to the date of each Monthly Purchase. VWAP will be calculated by adding the dollar value of each transaction in RMI's Common Stock (price times number of shares traded), divided by the total volume of shares of Common Stock traded for the trading day. There will be a minimum of twenty (20) trading days between Monthly Purchases. RMI will use its best efforts to file the Registration Statement within thirty (30) days from the Closing Date (the "Filing Date"). RMI will use its best efforts to cause the Registration Statement to become effective within one hundred twenty (120) days from the Filing Date (the "Effective Date"). If the Registration Statement has not been filed by the Filing Date or the Registration Statement has not been declared effective by the Effective Date, RMI will be liable to Wings Fund, Inc. for liquidated damages in the amount of 200,000 shares of Common Stock for every thirty (30) day period the Registration Statement has not been filed or declared effective, as the case may be.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         Item 3.02.  Unregistered Sales of Equity Securities.

         See Item 1.01.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT


         Not Applicable.


SECTION 6.  [RESERVED]


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

SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  10.1. Securities Purchase Agreement by and between Roaming Messenger, Inc. and Wings Fund, Inc., dated March 28, 2005.

                  10.2. Periodic Investment Agreement by and between Roaming Messenger, Inc. and Wings Fund, Inc., dated March 28, 2005.

                  10.3. Registration Rights Agreement by and between Roaming Messenger, Inc. and Wings Fund, Inc., dated March 28, 2005.

                  10.4. Escrow Agreement by and among Roaming Messenger, Inc., Wings Fund, Inc., and Sichenzia Ross Friedman Ference LLP, dated March 28, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                             ROAMING MESSENGER, INC.
                       -----------------------------------
                                  (Registrant)

Date:  March 30, 2005


                                \s\ Jonathan Lei
                       -----------------------------------
                             Jonathan Lei, President

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